abrdn Funds
(the “Trust”)

abrdn China A Share Equity Fund
abrdn Focused Emerging Markets ex-China Fund
(each, an “Acquired Fund”, and together, the “Acquired Funds”)

Supplement dated July 23, 2025 to each Acquired Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information, each dated February 28, 2025, as supplemented to date

For all existing and prospective shareholders of abrdn China A Share Equity Fund and abrdn Focused Emerging Markets ex-China Fund:

•	Each of the abrdn China A Share Equity Fund (the “China A Fund”) and abrdn Focused Emerging Markets ex-China Fund (the “Focused EM ex-China Fund”, and together with the China A Fund, the “Acquired Funds”) will be reorganized into abrdn Emerging Markets Dividend Active ETF (the “Acquiring Fund”, or the “ETF”, and together with the Acquired Funds, the “Funds”), which is expected to occur on or around October 17, 2025.

•	If you are an existing shareholder of an Acquired Fund, and your account can hold an ETF, your fund shares will be converted, and no action is needed by you.

•	If you hold shares of an Acquired Fund in an account that cannot hold an ETF (i.e., your account is not permitted to purchase securities traded on the stock market), there are certain actions you can take in order to receive shares of the ETF. See the “Questions and Answers” section below for further information.

On July 23, 2025, the Board of Trustees (the “Board”) of the Trust approved an Agreement and Plan of Reorganization and Liquidation relating to the reorganization of each Acquired Fund, each a series of the Trust, into the Acquiring Fund, a series of the Trust (each, a “Reorganization”, and together, the “Reorganizations”).

abrdn Inc. (“Aberdeen”), the investment adviser to both Acquired Funds and the Acquiring Fund, proposed each Reorganization because it believes that each Reorganization is in the best interests of each Acquired Fund’s shareholders. Each Reorganization provides an alternative to liquidation for each Acquired Fund, which would serve as a potential taxable event for shareholders, and allows shareholders to retain exposure to emerging markets. Each Reorganization is in the best interests of shareholders because of the advantages that the Acquiring Fund will provide, including: lower management fees, lower overall net expenses, access to a fund with greater scale and liquidity for all investors, additional trading flexibility and enhanced tax efficiency. The larger Acquiring Fund is also expected to be more marketable and able to attract further investment from new investors, which would potentially further provide additional economies of scale over time.

Each Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization and Liquidation (each, a “Plan”, and together, the “Plans”). Each Reorganization is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. As a result, Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Reorganizations (although cash received as part of the Reorganizations may be taxable, as noted below).

In connection with the Reorganizations, shareholders of the Acquired Funds will receive shares of the Acquiring Fund equal in value to the number of shares of the Fund they own and may receive a cash payment in lieu of fractional shares of the Acquiring Fund, and the redemption of fractional shares may be a taxable event.

Importantly, in order to receive shares of the ETF as part of the Reorganizations, Fund shareholders must hold their shares of an Acquired Fund through a brokerage account that can accept shares of an ETF. If Fund shareholders do not hold their shares of an Acquired Fund through that type of brokerage account, they will not receive shares of the ETF as part of the Reorganizations and will receive cash equal in value to the NAV of their Acquired Fund shares, which may be taxable. For Acquired Fund shareholders that do not currently hold their shares of an Acquired Fund through a brokerage account that can hold shares of an ETF, please see the Q&A that follows for additional actions that those Fund shareholders must take in order to receive shares of the ETF as part of the Reorganizations. No further action is required for Acquired Fund shareholders that hold shares of a Fund through a brokerage account that can hold shares of the ETF.

Completion of the Reorganizations is subject to a number of conditions under the Plan. It is anticipated that the Reorganizations will not require shareholder approval. Fund shareholders will receive, on or around September 5, 2025, an information statement/prospectus describing in detail both the Reorganizations and the ETF, and a summary of the Board’s considerations in approving the Reorganizations.

In anticipation of the Reorganizations, purchases, including exchange purchases, by existing shareholders will be accepted by the Funds until October 15, 2025. Redemptions, including exchange redemptions, into shares of another fund of the Trust will be accepted until October 16, 2025. These dates may change if the closing date of the Reorganizations changes.

In addition, as part of the Reorganizations, the following preliminary events will occur before the Reorganizations are completed:

•	All issued and outstanding Class A, Class C and Class R shares of the China A Fund and all issued and outstanding Class A shares of the Focused EM ex-China Fund will be converted to Institutional Class shares of the respective Fund effective after the close of business on or around August 21, 2025 (the “Share Class Consolidation”);

•	Aberdeen will begin to use the valuation procedures of the Acquiring Fund for the Acquired Funds on approximately September 24, 2025 due to the differences between the valuation procedures of the Target Funds and those of the Acquiring Fund (the “Valuation Procedure Change”); and

•	The sub-advisory agreements for the Funds will be revised to remove the sub-advisers from the Funds and to rely on the memorandum of understanding (“MOU”) between Aberdeen, abrdn Investments Limited and abrdn Asia Limited effective on October 17, 2025 (the “Sub-Adviser Change”).

On July 23, 2025, the Board of the Trust approved the Share Class Consolidation and Valuation Procedure Change on behalf of the China A Fund and Focused EM ex-China Fund and the Sub-Adviser Change on behalf of the Funds.

The Share Class Consolidation is intended to move shareholders into a share class that most closely resembles the ETF share class structure. The Acquired Funds have adopted a Rule 12b-1 Plan for Class A, Class C and Class R shares (as applicable) under which the Acquired Funds compensate the Acquired Funds’ distributor for expenses associated with distribution-related and/or shareholder services, whereas the ETF has not adopted a Rule 12b-1 Plan and does not pay 12b-1 fees pursuant to a 12b-1 plan. Institutional Class shares most closely resemble the ETF share class structure due to the lack of 12b-1 fees. Institutional Class shares of each Acquired Fund have lower gross and net total expense ratios than Class A, Class C and Class R shares, as applicable. The Share Class Consolidation would be effected on the basis of the relative net asset values of the two relevant classes, without the imposition of any sales load, fee or other charge.

Suspension of Sales. Effective after market close on July 30, 2025, shares of the Acquired Funds will no longer be available for purchase by investors with the exception of: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) employer sponsored retirement plans; or (3) fee-based programs sponsored by financial intermediaries that have selected the Acquired Funds prior to market close on July 30, 2025. Effective after market close on September 24, 2025, the Acquired Funds will be closed to all investments except shares acquired through the reinvestment of dividends and distributions.

Liquidation of Assets. Each of the China A Fund and Focused EM ex-China Fund may depart from its stated investment objective and policies on or around September 24, 2025 in preparation for the Reorganizations. During this time, each of the China A Fund and Focused EM ex-China Fund may hold more cash, cash equivalents or other short-term investments than normal, which may prevent each Acquired Fund from meeting its stated investment objective.

Effective July 23, 2025:

•	Rule 12b-1 fees on all applicable share classes for the Acquired Funds will be waived.

•	No sales charge or contingent deferred sales charge will be imposed on purchases or redemptions (as applicable) of all applicable share classes of the Acquired Funds.

•	Any current Letter of Intent under which applicable shares of the Acquired Funds were purchased are considered completed.

Aberdeen, abrdn Investments Limited and abrdn Asia Limited have entered into an MOU pursuant to which investment professionals from each affiliate may render portfolio management, research and trading services to U.S. clients of the Aberdeen Group plc affiliates, including the Funds, as associated persons of the Adviser or Sub-advisers. The Board of the Trust has approved an amendment to the sub-advisory agreements for the Funds to remove the sub-advisers from the Funds. Instead, the Adviser will rely on the MOU in providing services to the Funds. There will be no change to how the Funds are managed in connection with the Sub-Adviser Change.

Certain differences between the valuation procedures of the Acquired Funds and those of the Acquiring Fund exist. For purposes of determining an Acquired Fund’s NAV, in certain circumstances, foreign equity securities that trade on a market that closes prior to the Acquired Fund’s valuation time are valued by applying valuation factors to the last quoted sale price. For the Acquiring Fund, such fair value factors will only be applied in the event certain trigger thresholds determined by the Acquiring Fund’s valuation designee, Aberdeen, are met. The Acquired Funds and the Acquiring Fund differ with respect to the circumstances in which such valuation factors are applied. The Board of the Trust has approved using the valuation procedures of the Acquiring Fund for the Acquired Funds beginning approximately on September 24, 2025.

IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine whether you need to take action with respect to your shareholder account before the Reorganizations in order to receive shares of the ETF.

Q.	Why is Aberdeen reorganizing my Fund into an ETF?

A.	Aberdeen and the Board of the Trust believe that the Reorganizations will provide multiple benefits for investors of the Acquired Funds, including lower management fees, lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency.

Q.	What types of shareholder accounts can receive shares of an ETF as part of the Reorganizations?

A.	If you hold your Fund shares in an account that permits you to purchase securities traded on U.S. stock exchanges, such as ETFs or other types of stocks, then you will be eligible to receive shares of the ETF in the Reorganizations. No further action is needed by you.

Q.	What types of shareholder accounts cannot receive shares of the ETF as part of the Reorganizations?

A.	The following account types cannot hold ETFs:

•	Non-Accommodating Brokerage Accounts. If you hold your Fund shares in an account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in ETF shares. If you do nothing, you will not receive shares of the ETF, your position will be liquidated at the time of the Reorganizations and you will receive a cash distribution equal in value to the NAV of your Fund shares less any fees and expenses your intermediary may charge. This event may be taxable to you. To prevent a taxable event, please contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account.

•	Non-Accommodating Retirement Accounts. If you hold your Fund shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the applicable Reorganization, or your broker or intermediary may transfer your investment in the Acquired Fund to a different investment option before or at the time of the applicable Reorganization.

•	Fund Direct Accounts. If you hold your Fund shares in an account directly with the Acquired Funds’ transfer agent, SS&C GIDS, Inc. (including a Fund Direct IRA or Coverdell Savings Account), you should: (i) transfer your Fund shares to a brokerage account that can accept ETF shares prior to the Reorganizations, (ii) exchange your Fund shares for shares in another fund of the Trust, or (iii) for a Fund Direct IRA or Coverdell Savings Account, transfer your investment to a different institution prior to the Reorganizations. If such a change is not made before the time of the Reorganizations, you will not receive shares of the ETF and your position will be liquidated at the time of the Reorganizations and you will receive a cash distribution equal in value to the NAV of your Fund shares. This event may be taxable.

If you are unsure about the ability of your account to accept shares of the ETF, please contact your broker or financial intermediary right away.

Q.	How do I transfer my Fund shares from a fund direct account to a brokerage account that will accept ETF shares?

A.

Transferring your shares from a fund direct account to a brokerage account that can accept shares of the ETF should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with an Acquired Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of the ETF. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Acquired Fund. Your broker will require your account number with the Acquired Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Acquired Funds’ transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q.	How do I transfer my Fund shares from a non-accommodating brokerage account to a brokerage account that will accept ETF shares?

A.	The broker where you hold your Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q.	What if I do not want to own shares of the ETF?

A.	If you do not want to receive shares of the ETF in connection with the Reorganizations, you can exchange your Acquired Fund shares for shares of another mutual fund in the Trust or redeem your shares of the Fund. Before doing so, however, you should consider the tax consequences associated with either action. Exchanging or redeeming your Fund shares may be a taxable event. The last date for redemptions, including exchange redemptions, before the Reorganization is October 16, 2025. This date may change if the closing date of the Reorganizations changes.

* * * * *

In connection with the Reorganizations discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the SEC. After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganizations. After they are filed, free copies of the materials will be available for free on the SEC’s web site at www.sec.gov. These materials also will be available at https://www.aberdeeninvestments.com/us/literature and a paper copy can be obtained at no charge by calling 866-667-9231.

This communication is for informational purposes only and does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities.

Please retain this Supplement with your records.